                                                                   Exhibit 10.1

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                               AMENDMENT NO. 2 TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                                  BY AND AMONG

                             HEALTH CARE REIT, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                     AS ADMINISTRATIVE AGENT FOR SUCH BANKS,

                         DEUTSCHE BANK SECURITIES INC.,
                              AS SYNDICATION AGENT

                                       AND

                               UBS SECURITIES LLC
                 (AS SUCCESSOR-IN-INTEREST TO UBS WARBURG LLC),
                             AS DOCUMENTATION AGENT

                                 AUGUST 26, 2003






--------------------------------------------------------------------------------
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                          KEYBANK NATIONAL ASSOCIATION
                                       AND
                         DEUTSCHE BANK SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

             AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT
             ------------------------------------------------------

         AGREEMENT (this "AMENDMENT NO. 2"), made as of the 26th day of August, 2003, by and among:

          HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, THE "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").


                              W I T N E S S E T H:

         WHEREAS:

         (A) The Borrowers, the Agent, Deutsche Bank Securities Inc., as Syndication Agent, UBS Warburg LLC, as Documentation Agent and the banks signatory thereto entered into a certain Amended and Restated Loan Agreement dated August 23, 2002, as amended by Amendment No. 1 to Amended and Restated Loan Agreement dated as of May 15, 2003 (as so amended, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred to as the "LOAN AGREEMENT");

         (B) The Borrowers wish to amend certain covenants contained in the Original Loan Agreement and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

         SECTION 1.1 The Original Loan Agreement is hereby amended as follows:

              (a) The definition of "Funded Indebtedness" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                  "'Funded Indebtedness' - as of any date of determination thereof, (i) all Indebtedness of any Person, determined in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date, including, in any event, the Revolving Credit Loans, and (ii) the current portion of all such Indebtedness."

              (b) Subsection 6.9(a) is deleted in its entirety and the following is substituted therefor:

               "(a) A ratio of Funded Indebtedness to the sum of (x) Tangible Net Worth, plus (y) Funded Indebtedness (the "LEVERAGE RATIO") of not more than 0.60:1.00."

              (c) Subsection 6.9(d) is deleted in its entirety and the following is substituted therefor:

               "(d) A ratio of Unencumbered Assets to unsecured Indebtedness of not less than 1.95:1.00."

              (d) Subsection 7.1(f) is deleted in its entirety and the following is substituted therefor:

               "(f) In addition to the Indebtedness otherwise permitted under this Section 7.1, Indebtedness secured by Liens provided that immediately after giving effect to the incurrence of such
          Indebtedness: the total outstanding amount of such Indebtedness of HCRI, on a consolidated basis, plus the total outstanding amount of Indebtedness permitted under subsection 7.1(c), does not exceed thirty (30%) percent of Consolidated Total Assets, and, provided further, the total outstanding amount of any such Indebtedness which is on a recourse basis to HCRI or any of its Subsidiaries, plus the total outstanding amount of Indebtedness permitted under subsection 7.1(c), does not exceed fifteen (15%) percent of Consolidated Total Assets; and"

         SECTION 1.2 (a) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

              (b) The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

              (a) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in
Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

              (b) (i) The execution, delivery and performance by each Borrower of this Amendment No. 2 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 2 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 2 does not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or
(C) violate any requirement of law.

         ARTICLE 3. CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT.

              This Amendment No. 2 shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

               (a) This Amendment No. 2 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and the Required Banks.

               (b) The Borrowers shall pay to the Agents all fees payable to the Banks in connection with this Amendment No. 2.

               (c) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 4. MISCELLANEOUS.

         SECTION 4.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement" shall be deemed to refer, respectively, to the Original Loan Agreement, as amended by this Amendment No. 2, (ii) the term "this Agreement" shall be deemed to refer to this Amendment No. 2; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Amendment No. 2.

         SECTION 4.2 Amendment Fee. In the event that the Required Banks execute and deliver this Amendment No. 2, the Borrowers shall pay to the Agent for the benefit of each Bank that executes and delivers this Amendment No. 2 no later than 5:00 p.m. on Tuesday, August 26, 2003 (the "AMENDMENT FEE DATE"), a non-refundable amendment fee equal to the product of (a) 0.125% (i.e., 12.5 basis points) multiplied by (b) the Revolving Credit Commitment of such Bank as of the Amendment Fee Date.

         SECTION 4.3 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         SECTION 4.4 Counterparts. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.



                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed on the date first above written.

                           HEALTH CARE REIT, INC.
                           HCRI PENNSYLVANIA PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, LTD.
                               BY HEALTH CARE REIT, INC.,
                               ITS GENERAL PARTNER
                           HCRI NEVADA PROPERTIES, INC.
                           HCRI LOUISIANA PROPERTIES, L.P.
                               BY HCRI SOUTHERN INVESTMENTS I, INC.,
                               ITS GENERAL PARTNER
                           HEALTH CARE REIT INTERNATIONAL, INC.
                           HCN ATLANTIC GP, INC.
                           HCN ATLANTIC LP, INC.
                           HCN BCC HOLDINGS, INC.
                           HCRI INDIANA PROPERTIES, INC.
                           HCRI INDIANA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.,
                               ITS MEMBER
                           HCRI LIMITED HOLDINGS, INC.
                           HCRI MASSACHUSETTS PROPERTIES, INC.
                           HCRI MASSACHUSETTS PROPERTIES TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI HOLDINGS TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI NORTH CAROLINA PROPERTIES, LLC
                               BY NORTH CAROLINA PROPERTIES I, INC.
                               ITS MEMBER
                           HCRI SOUTHERN INVESTMENTS I, INC.
                           HCRI TENNESSEE PROPERTIES, INC.
                           PENNSYLVANIA BCC PROPERTIES, INC.
                           HCRI KENTUCKY PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MASSACHUSETTS PROPERTIES TRUST II
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI SATYR HILL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                               HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI FRIENDSHIP, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                 HCRI MARYLAND PROPERTIES, LLC
                               ITS MEMBER
                           HCRI ST. CHARLES, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                 HCRI MARYLAND PROPERTIES, LLC
                                 ITS MEMBER

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                           HCRI MARYLAND PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI LAUREL, LLC
                               BY HEALTH CARE REIT, INC., AS THE MEMBER OF
                                 HCRI MARYLAND PROPERTIES, LLC
                                 ITS MEMBER
                           HCRI NORTH CAROLINA PROPERTIES I, INC.
                           HCRI NORTH CAROLINA PROPERTIES III, LP
                               BY HCRI NORTH CAROLINA PROPERTIES II, INC.
                               ITS GENERAL PARTNER
                           HCRI NORTH CAROLINA PROPERTIES II, INC.
                           HCRI WISCONSIN PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSISSIPPI PROPERTIES, INC.
                           HCRI ILLINOIS PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI MISSOURI PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI SURGICAL PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI TUCSON PROPERTIES, INC.


                               BY /S/ GEORGE L. CHAPMAN
                               ------------------------------------------------
                                  CHIEF EXECUTIVE OFFICER


         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 2 to Amended and Restated Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 2 to Amended and Restated Loan Agreement separately for each of the above named entities.



                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    KEY CORPORATE CAPITAL INC.,
                                     AS A BANK

                                    By:   /s/ F. Donald Kelly III
                                          -------------------------------------
                                           Name:    F. Donald Kelly III
                                           Title:   Vice President

                                    KEYBANK NATIONAL ASSOCIATION,
                                      AS ADMINISTRATIVE AGENT

                                    By:   /s/ F. Donald Kelly III
                                          -------------------------------------
                                          Name:   F. Donald Kelly III
                                          Title:  Vice President






                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS

                                    By:/s/ Mary Kay Coyle
                                       ----------------------------------------
                                       Name:       Mary Kay Coyle
                                       Title:      Managing Director




                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    BANK OF AMERICA, N.A.


                                    By:   /s/ Kevin Wagley
                                          -------------------------------------
                                          Name:   Kevin Wagley
                                                  -----------------------------
                                          Title:  Principal
                                                  -----------------------------


                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    BANK ONE, N.A.


                                    By:   /s/ Jan E. Petrik
                                          -------------------------------------
                                          Name:   Jan E. Petrik
                                                  -----------------------------
                                          Title:  First Vice President
                                                  -----------------------------


                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    UBS AG, CAYMAN ISLANDS BRANCH


                                    By:   /s/ Patricia O'Kicki
                                          -------------------------------------
                                          Name:   Patricia O'Kicki
                                                  -----------------------------
                                          Title:  Director
                                                  -----------------------------

                                    By:   /s/ Luke Goldsworthy
                                          -------------------------------------
                                          Name:   Luke Goldsworthy
                                                  -----------------------------
                                          Title:  Associate Director
                                                  -----------------------------
                                                  Banking Products Services, US
                                                  -----------------------------







                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    COMERICA BANK


                                    By:   /s/ Dawn M. Morgulec
                                          -------------------------------------
                                          Name:   Dawn M. Morgulec
                                                  -----------------------------
                                          Title:  Account Officer
                                                  -----------------------------





                             Health Care REIT, Inc.
    Signature Page to Amendment No. 2 to Amended and Restated Loan Agreement
                           Dated as of August 26, 2003

                                    EXHIBIT 1
            TO AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
             HEALTH CARE REIT, INC. AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                                LIST OF BORROWERS
                                -----------------
NAME OF  BORROWER                             STATE OF ORGANIZATION
-----------------                             ---------------------
Health Care REIT, Inc.                             Delaware
HCRI Pennsylvania Properties, Inc.               Pennsylvania
HCRI Texas Properties, Inc.                        Delaware
HCRI Texas Properties, Ltd.                         Texas
HCRI Nevada Properties, Inc.                        Nevada
HCRI Louisiana Properties, L.P.                    Delaware
Health Care REIT International, Inc.               Delaware
HCN Atlantic GP, Inc.                              Delaware
HCN Atlantic LP, Inc.                              Delaware
HCN BCC Holdings, Inc.                             Delaware
HCRI Indiana Properties, Inc.                      Delaware
HCRI Indiana Properties, LLC                       Indiana
HCRI Limited Holdings, Inc.                        Delaware
HCRI Massachusetts Properties Trust             Massachusetts
HCRI Massachusetts Properties, Inc.                Delaware
HCRI Holdings Trust                             Massachusetts
HCRI North Carolina Properties, LLC                Delaware
HCRI Southern Investments I, Inc.                  Delaware
HCRI Tennessee Properties, Inc.                    Delaware
Pennsylvania BCC Properties, Inc.                Pennsylvania
HCRI Kentucky Properties, LLC                      Kentucky
HCRI Massachusetts Properties II                Massachusetts
HCRI Satyr Hill, LLC                               Virginia
HCRI Friendship, LLC                               Virginia
HCRI St. Charles, LLC                              Virginia
HCRI Maryland Properties, LLC                      Maryland
HCRI Laurel, LLC                                   Maryland
HCRI North Carolina Properties I, Inc.          North Carolina
HCRI North Carolina Properties III, LP          North Carolina
HCRI North Carolina Properties II, Inc.         North Carolina
HCRI Wisconsin Properties, LLC                    Wisconsin
HCRI Mississippi Properties, Inc.                Mississippi
HCRI Illinois Properties, LLC                      Delaware
HCRI Missouri Properties, LLC                      Delaware
HCRI Surgical Properties, LLC                        Ohio
HCRI Tucson Properties, Inc.                       Delaware